UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ConAgra Foods, Inc.

(Name of Registrant as Specified In Its Charter)

[NOT APPLICABLE]

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on September 23, 2016.

Meeting Information
CONAGRA FOODS, INC.		Meeting Type: Annual Meeting
For holders as of: July 29, 2016
Date: September 23, 2016 Time: 8:30 a.m. CDT
	Location:	Hyatt Regency Chicago
West Tower, Crystal Ballroom A
151 East Wacker Drive
222 WEST MERCHANDISE MART PLAZA SUITE 1300 CHICAGO, ILLINOIS 60654		Chicago, Illinois 60601
Directions: Information on how to obtain directions to attend the meeting and vote in person is available by writing to us at Corporate Secretary, ConAgra Foods, Inc., 222 West Merchandise Mart Plaza, Suite 1300, Chicago, Illinois 60654
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
ANNUAL REPORT NOTICE & PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You may also request paper or e-mail copies of the proxy materials for all future meetings.
Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 9, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

COMPANY PROPOSALS

The Board of Directors recommends a vote FOR the following nominees for director:

1.	Election of Directors

	01)	Bradley A. Alford	07)	Rajive Johri
	02)	Thomas K. Brown	08)	W.G. Jurgensen
	03)	Stephen G. Butler	09)	Richard H. Lenny
	04)	Sean M. Connolly	10)	Ruth Ann Marshall
	05)	Steven F. Goldstone	11)	Timothy R. McLevish
	06)	Joie A. Gregor

The Board of Directors recommends a vote FOR the following proposal:

2.	Ratification of the appointment of Independent Auditor

The Board of Directors recommends a vote FOR the following proposal:

3.	Advisory vote to approve compensation of the Company’s named executive officers